Other Assets	12 Months Ended
Dec. 31, 2021
Disclosure Of Quantitative Information About Rightofuse Assets [Line Items]
Other Assets
17.
Other Assets

Other assets are composed of the following:

Current	2021	2020
Money held in escrow for: (i)	211	1,070
-Payment Processing Service Agreements	—	859
-Requirements for other processors	80	80
-Credit card requirements	131	131
Rental guarantees	561	95
Capitalized transaction costs (ii)	—	302
Prepaid assets (iii)	567	550
Total current Other Assets	1,339	2,017

Non-current
Prepaid assets (iii)	—	143
Total non-current Other Assets	—	143

(i)
Comprises money held in escrow in order to constitute a fund required by processors.
(ii)
Corresponds to prepaid costs related to an offering process, only associated to primary offering costs.
(iii)
In 2020 the Group signed with a Merchant a letter of agreement (the “Agreement”) where the Group agreed to pay USD 400 to the Merchant in exchange of a minimum amount of revenue in the period between August 24th, 2020 and September 30th, 2022. During 2021 and 2020 this asset was reduced in USD 200 and USD 67, respectively, and accounted for as a reduction of revenues. Additionally, the Group signed an agreement with another Merchant where the Group agreed to pay USD 360 to the Merchant in exchange of a minimum amount of revenue during 2021 and 2022 and for being retained as the provider of at least the 90% of the transacted volume in all markets where dLocal offers a complete payment solution in the same. This asset will be reduced impacting revenues during 2022.